Exhibit 99.1

NEWS RELEASE

Contact: Kathy Liebmann        (734) 241-2438                 kathy.liebmann@la-z-boy.com

LA-Z-BOY ANNOUNCES PLANNED RETIREMENT OF GENERAL COUNSEL

MONROE, Mich., December 10, 2020--La-Z-Boy Incorporated (NYSE: LZB), a global leader in residential furniture, today announced the planned retirement of Stephen Krull, Vice President, General Counsel and Secretary, effective August 31, 2021.

Kurt L. Darrow, Chairman, President and Chief Executive Officer of La-Z-Boy Incorporated, said, “We have been fortunate to have an executive of Steve’s caliber on our team. He has served the company well in numerous capacities, including the challenges associated with navigating our way through the COVID-19 environment and working with me throughout the pandemic on important advocacy efforts to benefit the furniture industry. Additionally, during Steve’s tenure, he built a strong and highly capable legal team within the company and has worked well with our Board of Directors. Steve is well respected throughout the entire La-Z-Boy organization and will be missed by all. We wish him all the best in his well-deserved retirement.”

Krull commented, “La-Z-Boy is a great organization and it has been a privilege to work with so many dynamic leaders in an industry that is evolving rapidly. I look forward to watching the company pursue its omnichannel offering and continue to grow and prosper.”

Krull joined La-Z-Boy in January 2019, and reports to CEO Kurt L. Darrow. He is responsible for managing all legal matters for the company, including corporate securities, compliance, litigation, intellectual property and patents, environmental, M&A, and contracts. He works closely with the La-Z-Boy Board of Directors on corporate governance and other matters and is part of the company’s Leadership Team.

The company anticipates announcing a successor to the role in the coming months.

Cautionary Note Regarding Forward-Looking Statements

This news release contains “forward-looking” statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements can be identified by the fact that they do not relate strictly to historical or current facts. Generally, forward-looking statements include information concerning expectations, projections or trends relating to our results of operations, financial results, financial condition, strategic initiatives and plans, expenses, dividends, share repurchases, liquidity, use of cash and cash requirements, borrowing capacity, investments, future economic performance, business, and industry and the effect of the novel coronavirus (“COVID-19”) pandemic on our business operations and financial results.

The forward-looking statements in this press release are based on certain assumptions and currently available information and are subject to various risks and uncertainties, many of which are unforeseeable and beyond our control, such as the continuing and developing impact of, and uncertainty caused by, the COVID-19 pandemic. Additional risks and uncertainties that we do not presently know about or that we currently consider to be immaterial may also affect our business operations and financial results. Our actual future results and trends may differ materially depending on a variety of factors, including, but not limited to, the risks and uncertainties discussed in our fiscal 2020 Annual Report on Form 10-K and other factors identified in our reports filed with the Securities and Exchange Commission. Given these risks and uncertainties, you should not rely on forward-looking statements as a prediction of actual results. We are including this cautionary note to make applicable and take advantage of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995 for forward-looking statements. We undertake no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or for any other reason.

Additional Information

This news release is just one part of La-Z-Boy’s financial disclosures and should be read in conjunction with other information filed with the Securities and Exchange Commission, which is available at: https://lazboy.gcs-web.com/financial-information/sec-filings. Investors and others wishing to be notified of future La-Z-Boy news releases, SEC filings and quarterly investor conference calls may sign up at: https://lazboy.gcs-web.com/.

Background Information

La-Z-Boy Incorporated is one of the world’s leading residential furniture producers, marketing furniture for every room of the home. The Wholesale segment includes England, La-Z-Boy, American Drew®, Hammary®, and Kincaid®. The company-owned Retail segment includes 159 of the 355 La-Z-Boy Furniture Galleries® stores. Joybird is an e-commerce retailer and manufacturer of upholstered furniture.
The corporation’s branded distribution network is dedicated to selling La-Z-Boy Incorporated products and brands, and includes 355 stand-alone La-Z-Boy Furniture Galleries® stores and 561 independent Comfort Studio® locations, in addition to in-store gallery programs for the company’s Kincaid and England operating units. Additional information is available at http://www.la-z-boy.com/.